[GRAPHIC OMITTED]
                                PICTURE OF FLAGS

                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2002

                                     * * * *

                      MORNINGSTAR RATED(TM) GABELLI GLOBAL
                   TELECOMMUNICATIONS FUND CLASS AAA SHARES 4
                       STARS OVERALL AND FOR THE THREE AND
                 FIVE-YEAR PERIOD ENDED 12/31/02 AMONG 23 AND 15
                  SPECIALTY-COMMUNICATIONS FUNDS, RESPECTIVELY.

TO OUR SHAREHOLDERS,

      Telecommunications was one of the best performing market sectors in the fourth quarter of 2002. Approximately 75% of The Gabelli Global Telecommunications Fund's (the "Fund's") holdings posted gains in the quarter -- by far the best quarterly batting average since the telecom bubble burst in the second of quarter 2000 -- and the Fund's return more than doubled the Standard & Poor's ("S&P") 500 Index's gain. However, telecom stocks' strong fourth quarter comeback did not compensate for poor performance in the first three quarters and the Fund closed 2002 with a decline of 29.58% for the year.

OUR APPROACH

      Our approach is multifaceted. We purchase companies that are attractively valued relative to what we estimate a buyer would be willing to pay for the entire company in a private transaction. When the gap between a company's Private Market Value ("PMV") and public market value widens, our risk/reward parameters improve. To maximize returns, our decision process requires the expectation of a trigger that will promote a reduction in this gap. But we will not invest in just any "cheap" company. For most of our holdings, our selection is based on "bottom up" fundamental analysis, which requires strong cash flow and earnings power, positive industry dynamics and good management with a track record of growing value for their shareholders.

MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for a variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the
performance  figures  associated  with  its  three-,   five-  and  ten-year  (if
applicable) Morningstar Rating metrics. Performance is for Class AAA Shares. Other share classes may have different performance characteristics. (C)2002 Morningstar, Inc. All Rights Reserved.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)

                                         Quarter
                          ------------------------------------
                            1ST      2ND        3RD      4TH        YEAR
2002: Net Asset Value ....$12.17    $9.50      $8.04     $9.83      $9.83
      Total Return .......(12.8)%  (21.9)%    (15.4)%    22.3%     (29.6)%
-----------------------------------------------------------------------------
2001: Net Asset Value ....$15.71   $16.26     $13.03     13.96      13.96
      Total Return .......(10.9)%    3.5%     (19.9)%     7.3%     (20.7)%
-----------------------------------------------------------------------------
2000: Net Asset Value ....$28.28   $25.41     $23.84    $17.63     $17.63
      Total Return .......  4.9%   (10.2)%     (6.2)%   (14.2)%    (24.1)%
-----------------------------------------------------------------------------
1999: Net Asset Value ....$19.18   $21.95     $22.88    $26.95     $26.95
      Total Return ....... 15.4%    14.4%       4.2%     31.0%      80.3%
-----------------------------------------------------------------------------
1998: Net Asset Value ....$15.91   $16.22     $14.48    $16.62     $16.62
      Total Return ....... 19.4%     1.9%     (10.7)%    24.0%      34.8%
-----------------------------------------------------------------------------
1997: Net Asset Value ....$11.29   $13.17     $14.22    $13.32     $13.32
      Total Return .......  0.1%    16.7%       7.9%      4.6%      31.9%
-----------------------------------------------------------------------------
1996: Net Asset Value ....$11.72   $12.16     $11.73    $11.28     $11.28
      Total Return .......  5.4%     3.8%      (3.5)%     3.3%       9.0%
-----------------------------------------------------------------------------
1995: Net Asset Value .... $9.77   $10.29     $11.12    $11.12     $11.12
      Total Return .......  0.4%     5.3%       8.1%      1.6%      16.2%
-----------------------------------------------------------------------------
1994: Net Asset Value .... $9.68    $9.62     $10.38     $9.73      $9.73
      Total Return ....... (5.1)%   (0.6)%      7.9%     (5.3)%     (3.7)%
-----------------------------------------------------------------------------
1993: Net Asset Value ....   --       --          --    $10.20     $10.20
      Total Return .......   --       --          --      3.0%(b)    3.0%(b)
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------

               AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2002(A)
               ---------------------------------------------------
                                                   SINCE
                                       QUARTER  INCEPTION (B)  5 YEAR     3 YEAR    1 YEAR
 Gabelli Global Telecommunications
    Fund Class AAA .................... 22.26%      5.99%       0.58%    (24.89)%   (29.58)%
 Salomon Smith Barney Global
    Telecommunications Index .......... 25.09%      1.30%      (6.51)%   (34.42)%   (28.23)%
 MSCI AC World Free Index .............  7.84%      4.37%      (1.94)%   (16.30)%   (18.98)%

--------------------------------------------------------------------------------
 (a) Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Salomon Smith Barney Global Telecommunications Index and the Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index are unmanaged indicators of global stock market performance. Performance for periods less than one year are not annualized. See page 14 for performance of other share classes.

 (b) From commencement of investment operations on November 1, 1993.

 Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
 THE GABELLI GLOBAL TELECOMMUNICATIONS FUND CLASS AAA SHARES, THE SALOMON SMITH
    BARNEY GLOBAL TELECOMMUNICATIONS INDEX AND THE MSCI AC WORLD FREE INDEX

                                [GRAPH OMITTED]
                              PLOT POINTS FOLLOW:

                  GABELLI GLOBAL  SALOMON SMITH BARNEY GLOBAL           MSCI AC
         TELECOMMUNICATIONS FUND     TELECOMMUNICATIONS INDEX  WORLD FREE INDEX

11/1/93                   10,000                       10,000            10,000
12/93                     10,300                       10,045             9,993
12/94                      9,919                        9,555            10,496
12/95                     11,530                       10,794            12,538
12/96                     12,568                       12,307            14,193
12/97                     16,573                       15,011            16,322
12/98                     22,332                       21,611            19,908
12/99                     40,258                       37,986            25,247
12/00                     30,564                       21,208            21,728
12/01                     24,228                       14,937            18,271
12/02                     17,061                       10,720            14,803

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE PERFORMANCE TABLES AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                     HOLDINGS BY INDUSTRY SECTOR - 12/31/02

                                [GRAPH OMITTED]
                              PLOT POINTS FOLLOW:

WIRELESS COMMUNICATIONS                  26.4%
LOCAL                                    25.1%
NATIONAL                                 23.8%
LONG DISTANCE                             6.5%
OTHER                                     4.2%
CABLE                                     3.9%
ENTERTAINMENT                             3.8%
SATELLITE                                 3.2%
EQUIPMENT                                 3.1%

                    HOLDINGS BY GEOGRAPHIC REGION - 12/31/02

                                 [GRAPH OMITTED]
                              PLOT POINTS FOLLOW:

UNITED STATES                            56.1%
EUROPE                                   23.5%
CANADA                                    8.5%
ASIA/PACIFIC RIM                          4.4%
JAPAN                                     4.1%
LATIN AMERICA                             3.4%

INDUSTRY ALLOCATION

      The accompanying chart depicts the Fund's holdings by industry sector as of December 31, 2002. Industry sectors represented in the chart and below may or may not be included in the Fund's future portfolio.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of December 31, 2002. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

THE WALL STREET TRANSCRIPT

      On November 7, 2002, THE WALL STREET TRANSCRIPT interviewed Ivan Arteaga, Evan Miller and Dmitry Khaykin, three members of our Global Telecommunications investment team. We have included selected comments from their interview that give their thoughts on the global telecommunications industry.
--------------------------------------------------------------------------------
TWST: TELL US ABOUT THE GABELLI GLOBAL TELECOMMUNICATIONS FUND, AND WHAT YOUR RESPONSIBILITIES ARE AT GABELLI ASSET MANAGEMENT.

MR. ARTEAGA: At Gabelli Funds, we look to buy businesses with growing earnings and cash flow, selling at a discount to intrinsic value, with an identifiable catalyst that will serve to narrow the discrepancy between the current market price and our estimate of intrinsic value. To implement our approach, we research companies within an industry sector on a global basis with analysts developing a sector expertise. Consistent with this philosophy, we approach the telecommunications, media and technology (TMT) world on a team basis. I am one of several analyst portfolio managers, each of whom have principal responsibility for a focused sub-sector of this large industry, acting as a team to construct optimal portfolios. In recent years, I have focused extensively on communications companies in Canada, Southern Europe, Japan, Asia and Latin America. I also maintain an ongoing research relationship with a number of micro-cap phone companies in the US. The Gabelli Global Telecommunications Fund is managed by a team. The fund invests both globally and in the US. The team also covers communications and media components of other Gabelli Mutual Funds, Managed Separate Accounts and the Alternatives products.

MR. KHAYKIN: I am also a member of a team covering telecoms. I have been primarily looking at the service providers, largely in the US. There are no specific cap limitations -- wireless, wireline, carrier local and long distance.

MR. MILLER: I am based in Gabelli's London office, having analyst portfolio management responsibility for Europe. Coverage includes the entire range of telecommunications services companies and geographically everything from Russia to Portugal, and from Scandinavia to the Mediterranean.

TWST: DMITRY, IN COVERING THE US COMMUNICATIONS SERVICE PROVIDERS, HOW HAS THE INDUSTRY WEATHERED WHAT APPEARS TO HAVE BEEN AN ENDLESS STREAM OF BAD NEWS OVER THE PAST YEAR? WHAT IS THE SITUATION NOW?

MR. KHAYKIN: In order to answer these questions, we should take a step back and look at what happened in the telecom industry over the last several years, and not just the last 12 months. In that period, we have seen the Internet bubble and the unrealistic expectations it created in the telecom industry. There were also major regulatory changes, starting with the Telecom Act of 1996, which were designed to create competitive local markets and allow RBOCs to re-enter the long distance business. The Telecom Act, while well intended, created even greater regulatory uncertainty at both federal and state levels as regulators struggled to interpret and enforce the Act.

The capital markets during this period of the bull market and Internet mania of the late 1990s, contributed to the industry being heavily overcapitalized with the expectations that demand would continue to grow exponentially. We all know now that demand side of the equation never materialized. To make matters worse, the economy in the US and elsewhere began to deteriorate. So what we see in the telecom industry today is a classic and possibly one of the worst supply/demand imbalances with too much capacity created and insufficient demand. Finally, on top of that, you added a layer of corporate scandals and fraud starting with Enron and followed by Adelphia, Tyco, WorldCom, Qwest, Global Crossings. And this is where we are today.

Looking forward, we expect a much more stable regulatory environment, particularly now that the Republicans control Congress, and better overall industry structure that should follow the wave of bankruptcies. Incumbents proved to be much more resilient than most expected and should be the beneficiaries.

TWST: LET'S COVER EUROPE NEXT AND SEE WHAT THE OUTLOOK IS THERE.

MR. MILLER: In Europe, the picture has been no brighter than in the US, and in some regards, worse. Many of the changes that happened in the US in terms of the introduction of competition and the rapid deflation of pricing paralleled what happened in the US, only in a much-condensed time frame. A process that took place over a decade or more in the US was condensed into a two, three or four-year time frame in Europe.

Europe was seen by many, three or four years ago, as quite an exciting place to play. New entrants were drawn in droves to the European market with a view that the opening of these markets to full competition, (which didn't happen in continental Europe until the beginning of 1998), was going to be the road to riches for alternative carriers. It certainly proved anything but that. There was tremendous investment in alternative networks, whether local, national long distance or international networks. But the capacity and the demand were, like in the US, very much out of sync with one another, driving prices down to extremely predatory levels, and effectively driving many of the new entrants out of business.

I would say looking forward, the prospects for the incumbents probably look better than they have in a very long time. In part, it's because of the demise of many competitors. So for the first time in Europe you are seeing at least some resumption of pricing discipline. Beyond that, the incumbents have proven to be much stronger players than I think anyone would have given them credit for three or four years ago. They have become much more agile, streamline and efficient, as well as much more market and customer-focused than anyone would have expected. That seems to be paying off, with market shares leveling off or, in some cases, even growing for incumbent operators. That's why we hold a meaningful position in various incumbent operators.

The missing component right now is demand. Obviously, that is very much going to be a function of economic recovery.
--------------------------------------------------------------------------------

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TWST:  IVAN,  DO YOU WANT TO CONTINUE WITH THE OUTLOOK AS FAR AS THE REST OF THE
WORLD IS CONCERNED?

MR. ARTEAGA: In the developed markets of Canada and Japan, deregulation allowed competitors to enter the market, though with little success. In Canada, limited initiatives by the regulators to reduce the cost competitors pay to access the public switched telephone network and the relatively small size of the market severely restricted the number of new entrants. In Japan, NTT, the national phone company remains the "800 pound gorilla" despite efforts by the regulators to deregulate the market. Nevertheless, new entrants have emerged over the last 10 years, in long-distance and wireless, and the market is one of controlled competition. In Canada and Japan, you never had the large amount of new infrastructure and capacity that you saw in Europe and in the US. There was some new infrastructure builds in Canada by companies like 360 COMMUNICATIONS, SPRINT CANADA and AT&T CANADA but they weren't successful and it effectively ended there.

In the emerging markets of Latin America and Asia, you have to look back ten to fifteen years to the emergence of the global trends of liberalization and deregulation and the wave of privatizations that resulted. In Latin America, most of the regions' national phone companies had been privatized by the early part of the 1990s. That created an interesting environment because privatizations attracted capital and created visibility for a host of other industries in these markets. As a result, we experienced the bull market for emerging markets in the early part of the 1990s. Unfortunately, when global economies declined more recently, capital was withdrawn from these markets as quickly as it entered and left the region and its communications industries severely weakened. On the bright side, we're starting to see signs of a bottoming in most regions. Competition appears to be moderating, financial discipline much improved, and positive cash flow is re-emerging. This is most evident in wireless markets, where the most recent information is starting to indicate the average revenue per user is once again growing. We've seen that with some of the recent earnings reports -- from TELEFONICA MOVILES, which has significant operations in Latin America and TIM (TELECOM ITALIA MOBILE), also in Latin America. So there are some positive signs that the fundamentals are starting to improve or at least stabilize.

TWST: WHAT IS IT GOING TO TAKE FOR INVESTORS TO TAKE AN INTEREST IN COMMUNICATIONS SERVICES STOCKS AGAIN, BOTH DOMESTICALLY AND ABROAD?

MR. MILLER: Over the last three months, the top performing sectors in the US market in this order are: wireless communications, entertainment, consumer electronics, Internet services, broadcasting, media, and fixed-line telecommunications. So you have some six telecom-related sectors that today, are among the top 10 best performing sectors in the US.

Admittedly, that's coming from a fairly horrific performance until recently. But you've clearly seen new money flowing into these sectors. It's fair to say that we won't see March 2000 kinds of valuations in the telecom world anytime soon. On the other hand, I think most people believe that valuations had fallen almost to absurdly low levels for some of these names. We're not buying the sector blindly. It's certainly still a case of picking the best names within the group and putting capital to work in those names.

MR. KHAYKIN: Let me just echo what Evan has highlighted. I think we should really focus on the improved fundamentals in the industry -- not necessarily from the demand perspective, but more so on the supply side. As the new entrants continue to file for bankruptcy, those who stay alive cannot really afford to continue the type of predatory pricing we've seen in the recent past.

If you listen to what some of the incumbents such as AT&T and SPRINT, have been saying about pricing, although it continues to decline, it certainly is not been going down as fast as it used to. And in some cases, carriers have been able to reverse the trend and pass on selective price increases. With an average business contract being 2-3 years, it will take some time for improved market pricing to translate into better financial results.

Then, there is also so-called flight to safety phenomenon that benefits more financially stable carriers such as AT&T and Sprint. Customers being burned by dealing with some of the now bankrupt carriers pay a lot more attention to balance sheets and managements, and not just price. For example, during its recent earnings call, Sprint mentioned $250 million of new businesses that the company won due to Worldcom's situation.

In addition, managements' renewed focus on profitability and cash generation have encouraged the companies to tighten their belts and cut a lot of OPEX and CAPEX out of the business after years of heavy investments and expansion. Carriers are using internally generated cash flow in combination with asset sales to de-lever, as opposed to aggressively reinvesting in the business. We've seen significant improvements in the balance sheet of certain local and long distance carrier and in some cases on the wireless side as well. Nextel, for example, has used its $2.5 billion cash position in combination with modest amount of equity to opportunistically repurchase some of its debt and preferred at significant discounts.

MR. ARTEAGA: It is important to remember that the communications industry is a big industry. Depending on where you are, it can be 3-5% of GDP. In some markets it can be even higher. And it represents a very large percent of market capitalization in every market in the world. So it is a large source of investable securities for investment funds. Communications is an industry that most people believe will grow faster than the overall global economy over the long term. It will therefore remain on the forefront of investors' table of opportunities.

The critical elements are the psychological and fear factors. I think that's something that maybe investors are starting to come to terms with, given the outperformance we've seen in the last few months; given the fact that fundamentals appear to be improving; and given the fact that valuations had come off so much. A large part of the industry looks very attractive on a multiple of value basis.

Finally, intertwined with investor sentiment and fundamentals is the possibility that at some point we will see consolidation begin again. There remains a strong rationale for consolidation, but has been very quiet for the last two years because of all of the issues that have existed in the industry and the financial world.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TWST: WHEN WILL AN UPTURN START? WHEN WILL THERE START TO BE A GROWTH IN THIS INDUSTRY AGAIN? YOU'RE SAYING LONG TERM. IVAN, DO YOU THINK IT WILL BE NEXT YEAR IN 2003?

MR. ARTEAGA: Well, the growth of the industry depends on the ability to generate growth in usage. We've seen some encouraging signs, with a few pockets of weakness. You also need pricing to stabilize. Continuous sharp price declines have been largely a function of the excess capacity in the industry mentioned earlier. You also need to be able to convert revenue into EBITDA and cash flow. That is something that we are seeing under managements that have stopped focusing so much on growth and expansion and chosen to instead focus on repairing the balance sheet and generating cash flow.

You've heard us say that it looks like the competitive framework has improved. That should lead to better fundamentals and better growth. Beyond that, you need to continue to have innovation of products and services that customers are going to pay for. That's a function of technology. It's also a function of customer needs and willingness to adopt new technologies.

It's hard to say what new services will emerge, but we've seen over time that this is an industry where there has been a significant amount of investment in developing new services. Currently, we're seeing a lot of innovation on the wireless side, new applications for wireless communication, including data. That is an area that looks very promising. So I think, over the next 18 months to two years, we'll see an industry that is back on track to looking like a growth industry.

TWST: WHAT AREAS IN THIS INDUSTRY ARE RIPE FOR CONSOLIDATION? WHAT SHOULD INVESTORS BE LOOKING FOR?

MR. KHAYKIN: I think that in the US, there are a couple of areas that will definitely benefit from consolidation. Wireless is the one that comes to the forefront. In the US, unlike the rest of the world, we had a process in which licenses have been granted on very limited geographic coverage basis broken up into small rural or metropolitan areas.

The industry went through several waves of consolidation during the 1990s and as the result, six national carriers emerged: VERIZON WIRELESS, which is 55% controlled by Verizon and 45% by Vodafone, and is the largest, CINGULAR, a 60-40 joint venture between SBC and BELLSOUTH, AT&T WIRELESS, SPRINT, NEXTEL and DT VOICESTREAM. In addition, we still have several super-regional and smaller wireless carriers, ranging from Alltel, with licensed population of about 60 million, and US CELLULAR that has about 40 million POPs to Western Wireless and Rural Cellular with about 10.5 million and 6 million POPs, respectively. We think that consolidation among the national players will happen first and be followed by acquisitions of the independent wireless carriers to fill in the gaps in the footprints. We were hopeful that consolidation would happen earlier in 2002, but weak market conditions and collapsed valuations prevented this process.

One catalyst for consolidation that we are looking at is the lifting of spectrum cap restrictions, effective January 1. From that point on it will really be up to the anti-trust agencies to determine whether the industry should be allowed to consolidate. I think it's very possible that we'll go from six to five and possible four national carriers, which will be very healthy for the industry (I don't think we'll ever go to three carriers). Consolidation should reduce the churn simply because the number of choices that a customer will have, in terms of switching to an alternative, will decline substantially. Pricing should become a lot more stable. Plus, there is some scale and scope that will be realized on the capital expenditure side, as well as operating expenses, through scale, network and spectrum efficiencies and so on.

I think now that we have Republicans controlling Congress and Republicans in majority at the FCC, it is probably as good a time to see this type of consolidation as one would hope. We have Senator McCain who will become Chairman of the Senate Commerce Committee replacing Senator Hollins who was very much against any type of consolidation and who almost killed the DT-VoiceStream deal.

TWST: ARE YOU CONFIDENT THAT THE COMPANIES HAVE BEEN PREPARING THEMSELVES FOR WHEN THE EVENTUAL UPTURN DOES COME? HAVE THEY DONE ENOUGH TO PREPARE THEMSELVES?

MR. MILLER: It's an interesting question. The only niggling concern -- and it's been raised in the context of the European carriers and the US counterparts -- is that capital spending has fallen too far. And not without very good reasons. As we have discussed, carriers have been forced by market reality to de-lever in order to regain a degree of financial flexibility and to preserve cash. But this raises the question whether carriers could readily cope with a sudden resurgence of demand.

I don't believe fixed line operators will be caught out. Given the level of spending that we had through the late 1990s, there's a lot of capacity in the world. Moreover, technology works to the advantage of carriers, with developments such as IP networks translating into much improved cost efficiency. At worst you might have some one-off spending to `catch up', but I believe the new lower spending model is sustainable.

TWST:  DOES ANYONE  HAVE ANY  CONCLUDING  COMMENTS?

MR. MILLER: I think we've covered a lot of ground. There are a lot of positive things coming out of the sector around the world, and I think we are starting to see an inflection point and a rebuilding of investor confidence in the sector. Once again there is money flowing back into telecoms and we would suggest that this is not a mistake.

TWST: THANK YOU.
--------------------------------------------------------------------------------

      Gabelli & Company, Inc. published on August 13, 2002 a research report regarding Citizens Communications. We thought we would share this report with you.

               CITIZENS COMMUNICATIONS (CZN - $6.38 - NYSE) UPDATE
--------------------------------------------------------------------------------
 FYE     PMV(a,b)    EPS(b)   P/E
 ----    --------    ------   ---
 2004P   $20         $0.46    13.9x    Dividend: Nil         Current return: Nil
 2003P   16          0.06     Na       Shares O/S: 282.2 million (diluted)
 2002E   13          (0.36)   Na       52 Week Range: $12.15 - $2.51
--------------------------------------------------------------------------------
(A) PRIVATE MARKET VALUE PER SHARE.

(B) EPS FROM TELECOM BUSINESSES ONLY AND EXCLUDES REMAINING UTILITY OPERATIONS, WHICH ARE VALUED AT $225 MILLION FOR PMV CALCULATIONS.

On Friday, August 9, we visited Citizens Communications and reconfirmed our favorable view of the company.

COMPANY STRATEGY ON TRACK. Since announcing its strategy to transform itself into a pure-play rural local exchange carrier (RLEC) three years ago, Citizens acquired 1.45 million access lines for $4.4 billion, sold its water and gas operations for $1.35 billion, and took Electric Lightwave (ELI) private. Remaining utility operations should sell for about $450 million, including $215 million proceeds from the sale of the electric properties in Hawaii by year-end. Management is focused on balance sheet and has repaid $510 million of debt and retired $110 million of capital lease in the second quarter.

FIGURE 1                             CITIZENS COMMUNICATIONS RLEC FOOTPRINT

[GRAPHIC OMITTED]
MAP OF USA
SOURCES: COMPANY DATA

------------------------------------------------
 State                 ILEC Lines as of 12/31/01
------------------------------------------------
 New York                              1,029,300
 Minnesota                               280,100
 Arizona                                 185,000
 West Virginia                           156,700
 California                              149,700
 Illinois                                130,800
 Tennessee                               101,900
 Wisconsin                                73,500
 Iowa                                     59,200
 Other states (15)                       315,200
------------------------------------------------
 Total                                 2,481,400
------------------------------------------------

WHY RLEC AND WHY CITIZENS:

o PROFITABLE GROWTH OPPORTUNITIES. When an RLEC buys access lines from an RBOC, such as Citizens' deal with Verizon, these assets come under-invested and under-served and offer profitable growth opportunities through increased penetration of second line, vertical services, LD, and internet access. Scale, an ability to absorb new lines at lower incremental costs, ensures profit margin expansion and should result in Citizens' 2002 year-end RLEC EBITDA margins of about 55%, moving it close to management's objective of 60% margin.

o LOW COMPETITION AND SUBSTITUTION. Outside of Rochester, NY and Elk Grove, CA, accounting for about 20% of total lines, Citizens has virtually no competition in the way of UNE-P or resale lines, which have tempered RBOCs' line growth. High-speed cable modem competition is limited to about the same 20% of the footprint, which CZN is fending off preemptively by offering DSL with about 2%-3% customer penetration. While wireless continues to capture more voice minutes, it is less of a substitution factor in rural areas, particularly on the local side, where ubiquitous and affordable coverage offers no incentives to cut the cord.

      -- PLEASE REFER TO IMPORTANT DISCLOSURES AT THE END OF THIS REPORT --
--------------------------------------------------------------------------------

o STABLE REGULATORY ENVIRONMENT. There are enough rural representatives in Washington to ensure that telecommunication services remain affordable, therefore securing subsidy pools for years to come and benefiting companies such as Citizens. Moreover, the size of the pool might even increase to fund broadband coverage as part of the elimination of the digital divide initiatives on the Hill.

MR. MARKET PRESENTS AN OPPORTUNITY. Excesses of the 1990s such as oversupply, leverage, accounting scandals and bankruptcies are still plaguing the industry and result in negative sentiment, while investors' nervousness and rumors fuel volatility. This environment offers terrific opportunities to buy companies such as Citizens with solid fundamentals and a strengthening balance sheet.

Free cash flow supports investment case. CZN should generate over $2 billion of cumulative after-tax free cash flow over the next 5 years that will be used to de-lever the company's balance sheet. With about $300 million of free cash flow in 2003, CZN's forward free cash flow yield is an impressive 16%.

TABLE 1                             CITIZENS COMMUNICATIONS(A)
-------------------------------------------------------------------------------
($ millions, except
   per share data)        2002E     2003P    2004P     2005P    2006P      CAGR
-------------------------------------------------------------------------------
Revenue                  $2,227    $2,240   $2,360    $2,493   $2,625      4.2%
EBITDA                    1,108     1,187    1,308     1,422    1,514      8.1%
Free Cash Flow              202       293      430       562      677     35.3%
EPS                      (0.35)      0.06     0.46      0.84     1.12       NA
Free Cash Flow/ Share      0.72      1.03     1.32      1.71     2.04     29.8%
PMV per share               $13       $16      $20       $24      $28     20.0%
-------------------------------------------------------------------------------
(A) CONSOLIDATED RESULTS EXCLUDE REMAINING UTILITY OPERATION. THESE OPERATIONS ARE VALUED AT $225 MILLION FOR PMV CALCULATIONS.
SOURCES: COMPANY DATA AND GABELLI & COMPANY, INC. ESTIMATES.

INVESTMENT CONCLUSION
Citizens RLEC franchises are less susceptible to competition and substitution and operate in a favorable regulatory environment. The company should benefit from revenue growth and margin expansion particularly in its newly acquired properties. Prudent cost control positions the company to realize substantial operational leverage when the economy rebounds. With $421 million of cash on hands and expected proceeds of $215 million from the sale of electric operations in Hawaii by year-end coupled with internally generated free cash flow, the company will continue to significantly de-lever its balance sheet. Insiders own about 5% of the stock and have vested interests in seeing CZN stock performance improve. Despite recent industry turmoil, we remain comfortable with the values of RLEC assets. With CZN stock at $6.40 yielding over 16% in free cash flow and intrinsic value of $13 per share, Citizens stock looks very appealing.

TABLE 2                     CITIZENS COMMUNICATIONS
                           PRIVATE MARKET VALUE MODEL

--------------------------------------------------------------------------------
($ MILLIONS, EXCEPT
   PER SHARE DATA)        2002E      2003P       2004P        2005P      2006P
--------------------------------------------------------------------------------
RLEC
   Revenue             $2,051.6   $2,085.7    $2,201.8     $2,329.6   $2,457.3
   EBITDA               1,100.2    1,173.5     1,283.0      1,390.4    1,474.4
   Multiple                 8.0        8.0         8.0          8.0        8.0
   VALUE               $7,363.0   $7,967.4    $8,801.6     $9,387.9  $10,263.6
ELI
   Revenue               $175.5     $153.9      $158.5       $163.2     $168.1
   EBITDA                   8.2       14.0        24.6         31.8       39.5
   Multiple                 3.0        3.0         3.0          3.0        3.0
   VALUE                  $24.6      $42.0       $73.7        $95.5     $118.5

      -- PLEASE REFER TO IMPORTANT DISCLOSURES AT THE END OF THIS REPORT --
--------------------------------------------------------------------------------

TABLE 2 (CONTINUED)          CITIZENS COMMUNICATIONS
                           PRIVATE MARKET VALUE MODEL

--------------------------------------------------------------------------------------
($ MILLIONS, EXCEPT
   PER SHARE DATA)           2002E        2003P        2004P        2005P       2006P
--------------------------------------------------------------------------------------
TOTAL VALUATION            $8,826.2     $9,429.9    $10,337.3    $11,218.3   $11,913.5
Less: Net (debt)         $(4,625.4)   $(4,332.5)   $(3,902.8)   $(3,340.8)  $(2,663.9)
Less: Equity Units         $(460.0)     $(460.0)         $0.0         $0.0        $0.0
Less: Trust Preferred      $(201.3)     $(201.3)     $(201.3)     $(201.3)    $(201.3)
Plus: Utilities held for
  sale/ proceeds              225.0        225.0        225.0        225.0       225.0
Less: Options Cash (a)        (6.8)       (33.8)       (68.9)      (116.5)     (163.8)
PRIVATE MARKET VALUE       $3,757.7     $4,627.4     $6,389.3     $7,784.7    $9,139.5
Shares o/s                    281.9        284.7        325.5        328.8       332.1
PMV                             $13          $16          $20          $24         $28
--------------------------------------------------------------------------------------

(A) PAYMENT TO OPTION  HOLDERS AT PRIVATE MARKET VALUE, NET OF TAXES.
SOURCES: COMPANY DATA AND GABELLI & COMPANY, INC. ESTIMATES.

References: COMPANY REPORTS:  Citizens Utilities Company - "PMV = $21 And Growing" - 7/27/99
                              Citizens Utilities Company - "On Track" - 11/24/99
                              Citizens Utilities Company - "Growth and Value"- 1/14/00

Other companies mentioned:    Verizon Communications (VZ - $30.10 - NYSE)

Dmitry Khaykin                                  (C) Gabelli & Company, Inc. 2002
(914) 921-5015

--------------------------------------------------------------------------------
Gabelli & Company, Inc. ("we or "us") attempts to provide timely, value-added insights into companies or industry dynamics for institutional investors. We do not have any formal ratings system for our research reports, and we do not undertake to "upgrade" or "downgrade" ratings after publishing a report. We generally write reports on securities that we believe to be undervalued and do not issue any "sell" ratings. Thus, virtually all of our reports containing recommendations would be considered "buy" ratings.

We prepared this report as a matter of general information. We do not intend for this report to be a complete description of any security or company and it is not an offer or solicitation to buy or sell any security. All facts and statistics are from sources we believe to be reliable, but we do not guarantee their accuracy. We do not undertake to advise you of changes in our opinion or information. Unless otherwise noted, all stock prices reflect the closing price on the business day immediately prior to the date of this report. We do not use "price targets" predicting future stock performance. We do refer to "private market value" or PMV, which is the price that we believe an informed buyer would pay to acquire 100% of a company. There is no assurance that there are any willing buyers of a company at this price and we do not intend to suggest that any acquisition is likely. Additional information is available on request.

We have provided investment-banking services as a syndicate or selling group member of underwritten offerings to 17% of the companies that were the subjects of our research reports in the last 12 months (all of which would be considered "buy" ratings). Our affiliates beneficially own on behalf of their investment advisory clients or otherwise approximately 2% of Citizens Communications Common Stock and 9.8% of Company Obligated Mandatory Redeemable Convertible Preferred Securities. Because the portfolio managers at our affiliates make individual investment decisions with respect to the client accounts they manage, these accounts may have transactions inconsistent with the recommendations in this report. The analyst who wrote this report may receive compensation that is based upon (among other factors) our revenues from acting as a syndicate or selling group member in underwritten offerings.
--------------------------------------------------------------------------------

COMMENTARY

MORE THAN JUST A DEAD CAT BOUNCE

      In investment industry terminology, when a beaten down industry group suddenly rallies for no apparent fundamental reason it is called a "dead cat bounce". Indeed, one of the reasons telecom stocks came on so strong in the fourth quarter is that they had been beaten so unmercifully over the last several years. However, we have seen some meaningful improvement in telecom industry fundamentals that lead us to believe the group's strong fourth quarter performance was more than just a "dead cat bounce".

      Although demand for wireless communications services has continued to grow at a rapid pace, capital spending to build out networks and the high costs of competing for market share decimated profit margins. This caused investors to question whether wireless operators would ever be capable of generating profits. In the second half of 2002, wireless companies reduced capital spending and marketing expenses in response to the weak economy and the ongoing lack of financial support from the capital markets. The result was better-than-anticipated cash flow growth, providing solid evidence that wireless communications companies could make good money in a less competitive environment.

      In the years ahead, we expect to see significant consolidation in the wireless industry. The Regional Bell Operating Companies ("RBOCs") will be forced to participate because voice and data traffic will continue to migrate from wired to wireless systems. Over time, we believe free market forces will reduce competition and allow profitable growth for dominant companies in the wireless communications business.

      Wireless companies should eventually benefit from a reallocation of radio spectrum. Contrary to popular belief, the airwaves in America are not crowded. There is plenty of spectrum (and new technologies to make the most of it) available to improve the quality of cellular telephone transmission and spur an explosion in wireless communications services. The problem is that most of this spectrum in controlled by industries and government entities that aren't using it. The biggest hogs are television broadcasters. They control nearly twice the amount of prime radio spectrum than that of cellular telephone operators, who serve ten times more customers. That's why the quality of cellular telephone service is still so poor and many new wireless communications applications aren't more widely available. The U.S. military, municipalities (police and fire departments) and universities also control a lot of under-utilized spectrum.

      FCC Chairman Michael Powell is on record saying that the existing spectrum allocation model must be replaced by a market-oriented system creating greater efficiencies. An advisory panel established by the FCC is expected to recommend an overhaul of existing regulations. We hope the FCC and Congress respond promptly to recommendations for reform, freeing up spectrum so that wireless communications can live up to its full potential.

      Although they were not at the front of the performance pack in the fourth quarter, the RBOCs posted good gains. Companies such as Verizon, BellSouth, and SBC Communications have been playing a cat and mouse game, watching the weakest competitors drop out of the race, and preserving their energy and financial strength for the stretch run.

      Price wars seem to be abating in the long distance market. Recently AT&T, Sprint and WorldCom actually hiked long distance fees modestly. With encroaching competition from the RBOCs and national wireless operators, long distance is still the most troubled telecommunications business. However, it is encouraging that the biggest players appear to have recognized further price wars are not in their best interest.

      The stocks of European telephone giants France Telecom and Deutsche Telekom also rebounded strongly in the fourth quarter. Both stocks had been clobbered in the last year due to investor concern over highly leveraged balance sheets. The aggressive sale of non-core assets has helped them clean up their balance sheets significantly. In the case of France Telecom, a recent vote of confidence from the government also helped improve investor sentiment.

      Finally, over the last year, the telecom industry has also been a lightning rod for criticism over corporate governance and accounting issues. Qwest and Global Crossing failed in part due to mismanagement and questionable accounting practices. WorldCom management perpetrated the biggest accounting fraud in history. Telecom industry accounting is complex and will never be as transparent as less complex businesses. However, as investors gain confidence that the regulators are keeping a much closer eye on telecom company books, we think they will be more inclined to acknowledge gradually improving fundamentals.

INVESTMENT SCORECARD

      In the fourth quarter, we saw a reversal in fortune for many of our portfolio holdings. Stocks including Sprint PCS, Qwest, Western Wireless and Broadwing, which were among our worst performers through the first three quarters of the year, finished near the top of our fourth quarter performance charts. European telecom giants France Telecom and Deutsche Telekom also made big comebacks.

      For full-year 2002, the overwhelming majority of our holdings declined in value. International telecom companies such as Hungarian Telephone & Cable Corp., PT Telekomunikasi Indonesia, KDDI and Telecom Corp. of New Zealand posted respectable gains. However, this was not nearly enough to compensate for the broad-based telecommunications sector declines.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of December 31, 2002.

BCE INC. (BCE - $18.01 - NYSE) is a Canadian based communications conglomerate. The company has traditionally been the main supplier of telecommunications services, including wireless, to much of Eastern Canada. These operations are now owned through Bell Canada. In 2000, BCE began a series of transactions that highlighted hidden value including completion of its spin-off of Nortel Networks. BCE continues to cement its strategic position as a national provider of content, creativity and distribution. This has included acquisitions of CTV, a Canadian broadcaster, and THE GLOBE AND MAIL, a Canadian newspaper. On April 24, 2002, Jean C. Monty resigned as Chief Executive Officer and was replaced by Michael Sabia, former President and Chief Operating Officer. On June 28, 2002, BCE announced its intention to repurchase the 20% interest outstanding in Bell Canada owned by SBC for $6.3 billion Canadian dollars.

BROADWING INC. (BRW - $3.52 - NYSE) located in Cincinnati, OH, received its new name in 1999 when local phone provider Cincinnati Bell made a $3.2 billion acquisition of IXC Communications and gained access to a nation-wide all optical fiber network. Broadwing's Cincinnati-based operations include one million local phone lines and about 465,000 wireless customers through its 80% ownership of a wireless joint venture with AT&T Wireless Services (AWE - $5.65 - NYSE).
Broadwing recently announced its intent to sell its broadband operations. Proceeds from the sale of broadband together with $350 million financing to be provided by Goldman Sachs will be used to de-leverage the company and restructure the bank credit facility.

CABLE & WIRELESS PLC (CWP - $2.33 - NYSE) is a United Kingdom-based provider of global telecommunications network services. Its key assets include ownership in leading voice, data and Internet Service Provider ("ISP") networks in the U.K. and U.S.; numerous stakes in undersea telecom network routes; and a strong regional presence in Asia/Pacific, Europe and the Caribbean/Latin America. Sale of Cable & Wireless HKT to PCCW Limited (PCW - $2.23 - NYSE), formerly known as Pacific Century Cyberworks, closed on August 17, 2000. As a result of this transaction, CWP holds a meaningful position in PCCW.

COMMONWEALTH TELEPHONE ENTERPRISES INC. (CTCO - $35.84 - NASDAQ; CTCO'B - $36.75
- NASDAQ) located in Dallas, PA, provides local, long distance and Internet services to over 337,000 incumbent and 125,000 competitive access lines in rural Pennsylvania. Prior to 1997, the company was part of C-Tec Corp. and was controlled by Kiewit Diversified Group, Inc., a construction conglomerate based in Omaha, NE. The company was formed as part of a three-way tax-free reorganization of C-Tec in 1997. Level 3 Communications (LVLT - $4.90 - Nasdaq), an emerging broadband carrier and a successor to Kiewit Diversified Group, has recently monetized some of its Commonwealth Telephone's stake by selling 9.6 million common shares through two public offerings. Level 3 now owns 4.7% of Commonwealth's stock but has 29% voting control of the company.

DEUTSCHE TELEKOM AG (DT - $12.70 - NYSE) is the leading telecommunication company in Europe that provides fixed-line voice telephony products and services through about 57 million access lines. Through its subsidiary T-Mobile, the company also offers wireless services to 66.9 million customers worldwide, and most recently moved into the U.S. mobile phone market by acquiring VoiceStream Wireless and Powertel. DT's Internet arm, T-Online, is the #1 ISP in Europe with about 10.7 million subscribers.

NEXTEL COMMUNICATIONS INC. (NXTL - $11.55 - NASDAQ) is one of two remaining independent national wireless carriers in the U.S., servicing over 10 million mostly high-value business subscribers and controlling wireless licenses covering over 235 million people. Nextel is differentiating itself by offering its unique direct-connect feature that allows instant two-way voice communication. Since the beginning of 2002, the company has used a combination of cash and stock to reduce its debt by over $1.8 billion while still maintaining a healthy $2.4 billion cash balance. Nextel has submitted a proposal to the FCC to re-allocate its spectrum portfolio at the radio frequencies also used by the public safety organizations. The FCC decision is expected over the next few months and, if approved, would significantly strengthen Nextel's competitive position.

TELECOM ITALIA MOBILE SPA (TIM.MI - $4.56 - MILAN STOCK EXCHANGE), formerly a subsidiary of Telecom Italia (the provider of wired local and long distance telephone service in Italy), was spun-off in July 1998 and began trading on the Milan Stock Exchange as an independent company. Telecom Italia Mobile is the leading cellular provider in Italy and Europe, with about 24 million Global Systems for Mobile Communications ("GSM") subscribers. The company also has an important presence in Latin America via controlling interests in a number of regional operators in Brazil. The competitive environment in which Telecom Italia Mobile operates remains favorable, with only two real competitors, Omnitel and Wind.

TELEFONICA SA (TEF - $26.57 - NYSE), the dominant telecommunications and ex-monopolist operator in Spain, continues to make progress towards its long-term strategy of becoming the dominant communications service provider to the Spanish and Portuguese speaking world. Worldwide, it has more than 34 million mobile phone subscribers and operates about 45 million fixed lines. In Spain, it has 17 million mobile phone subscribers and about 21 million fixed lines. It owns and operates telecommunications operations through its international unit and its wireless unit (Telefonica Moviles). It is the largest shareholder in the Terra Lycos Internet portal and provides pay-TV service to about 1 million subscribers.

TELUS CORP. (TU - $10.30 - NYSE) is the incumbent provider of telecommunications services in British Columbia and Alberta. In a transforming event, the company's new CEO Darryn Entwhistle spearheaded the acquisition of Clearnet Communications. This transaction gives TELUS instant entry into the national wireless communications market and provides numerous opportunities to share expertise across the companies to create significant new value.

VERIZON COMMUNICATIONS INC. (VZ - $38.75 - NYSE) was formed by the merger of Bell Atlantic and GTE, and pooling the wireless assets of the combined company with U.S. assets of Vodafone Group plc (VOD - $18.12 - NYSE). Verizon is the largest domestic local phone provider with about 64 million access lines and is also the largest national wireless carrier servicing over 30 million wireless customers. Verizon is a major data service provider and a key player in print and on-line directory information business. Verizon's global presence extends to 40 countries in the Americas, Europe, Asia and the Pacific.

MINIMUM INITIAL INVESTMENT - $1,000

       The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions as reflected below.

                      FEBRUARY                      MARCH             APRIL
                      --------                      -----             -----
      1st Tuesday     Howard Ward                   Howard Ward       Howard Ward
      1st Wednesday   Walter Walsh & Laura Linehan  Caesar Bryan      Charles Minter & Martin Weiner
      2nd Wednesday   Caesar Bryan                  Susan Byrne       Susan Byrne
      3rd Wednesday   Elizabeth Lilly               Henry Van der Eb  Ivan Arteaga
      4th Wednesday   Barbara Marcin                Barbara Marcin    Walter Walsh & Laura Linehan
      5th Wednesday                                                   Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      In the fourth quarter, telecom stocks posted excellent gains and materially outperformed the broad market. This rally was partially due to the fact that telecom stocks were so oversold through the first three quarters. However, in our opinion, it also indicates that investors are recognizing modest fundamental improvement in communications businesses and realistic prospects for deregulation and consolidation that could surface value. Despite all its much-publicized problems -- over-capacity, excessive competition and unnecessary, often confusing regulation -- telecommunications is still a global growth business. Quality telecom company assets have significant value -- in our view, a higher value than currently reflected in stock prices.

      The Fund's daily net asset value is available each evening after 6:00 PM (Eastern Time) by calling 800-GABELLI (800-422-3554) or through financial websites on the Internet. The Fund's Nasdaq symbol is GABTX. Please call us during the business day for further information.


                              Sincerely,

                              The Gabelli Global Portfolio Management Team

February 15, 2003

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                DECEMBER 31, 2002
                                -----------------
BCE Inc.                                             Nextel Communications Inc.
Broadwing Inc.                                       Telecom Italia Mobile SpA
Cable & Wireless plc                                 Telefonica SA
Commonwealth Telephone Enterprises Inc.              TELUS Corp.
Deutsche Telekom AG                                  Verizon Communications Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 Average Annual Returns -- December 31, 2002 (a)
                 -----------------------------------------------
                         CLASS AAA SHARES  CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
                         ----------------  --------------  --------------  --------------
  1 Year .................   (29.58)%        (29.53)%        (30.08)%         (30.10)%
                                             (33.58)%(c)     (34.39)%(d)      (30.96)%(d)
  5 Year .................     0.58%           0.60%           0.23%            0.21%
                                              (0.58)%(c)      (0.01)%(d)        0.21%(d)
  Life of Fund (b) .......     5.99%           6.00%           5.79%            5.78%
                                               5.32%(c)        5.79%(d)         5.78%(d)

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Current returns may be higher or lower than that shown. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The Class AAA Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares and Class C Shares on March 12, 2000, March 13, 2000 and June 2, 2000, respectively. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these Classes of shares. (b) Performance is calculated from inception of Class AAA Shares on November 1, 1993. (c) Includes the effect of the maximum 5.75% sales charge at the beginning of the period. (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

--------------------------------------------------------------------------------
NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                   MARKET
     SHARES                            COST         VALUE
     ------                            ----        -------
              COMMON STOCKS -- 99.0%
              AEROSPACE -- 0.7%
      17,000  Lockheed Martin
                Corp. ............$    387,884 $    981,750
                                  ------------ ------------
              BROADCASTING -- 0.4%
      25,310  CanWest Global
                Communications
                Corp.+ ...........     345,737      102,252
      35,434  CanWest Global Communications
                Corp., Cl. A+ ....     407,389      142,429
       1,400  Claxson Interactive
                Group Inc.+ ......       2,240          196
       5,000  Fisher Communications
                Inc. .............     286,473      263,600
      45,000  Paxson Communications
                Corp.+ ...........     457,202       92,700
       1,000  TiVo Inc.+ .........       5,375        5,230
                                  ------------ ------------
                                     1,504,416      606,407
                                  ------------ ------------
              BUSINESS SERVICES -- 1.6%
       9,000  Carlisle Holdings
                Ltd.+ ............      48,250       24,750
      15,000  Cendant Corp.+ .....     186,750      157,200
       4,000  Convergys Corp.+ ...      53,716       60,600
      16,000  Donnelley (R.H.)
                Corp.+ ...........     214,432      468,960
      37,000  IDT Corp.+ .........     328,471      639,730
      35,000  IDT Corp., Cl. B+ ..     248,267      542,850
      70,000  Securicor plc ......           0       95,508
      15,000  TPG NV, ADR ........     198,277      244,350
                                  ------------ ------------
                                     1,278,163    2,233,948
                                  ------------ ------------
              CABLE -- 3.9%
      80,000  Adelphia Communications
                Corp., Cl. A+ ....      74,756        6,800
      11,500  Austar United
                Communications
                Ltd.+ ............      40,409        1,101
      85,000  Cablevision Systems Corp.,
                Cl. A+ ...........   1,545,480    1,422,900
     100,000  Charter Communications Inc.,
                Cl. A+ ...........     769,347      118,000
     114,580  Comcast Corp.,
                Cl. A+ ...........   4,084,559    2,700,651
      24,000  Comcast Corp.,
                Cl. A, Special+ ..     190,951      542,160
      10,000  Cox Communications Inc.,
                Cl. A+ ...........     352,500      284,000
      15,000  Mediacom Communications
                Corp.+ ...........     160,875      132,150
      70,000  NTL Inc.+ ..........      63,700        1,120
     130,000  UnitedGlobalCom
                Inc., Cl. A+ .....   1,788,816      312,000
                                  ------------ ------------
                                     9,071,393    5,520,882
                                  ------------ ------------
              COMMUNICATIONS EQUIPMENT -- 2.9%
      12,000  Agere Systems Inc.,
                Cl. B+ ...........      52,812       16,800
     175,000  Allen Telecom Inc.+      880,312    1,657,250
       9,600  Champion Technology
                Holdings Ltd., ADR      81,258        6,401
      20,000  Communications
                Systems Inc. .....     200,493      159,400
       1,200  Copper Mountain
                Networks Inc.+ ...      11,954        5,112

                                                   MARKET
     SHARES                            COST         VALUE
     ------                            ----        -------
       3,200  Ericsson (L.M.) Telephone Co.,
                Cl. B, ADR+ ......$     40,907  $    21,568
      80,000  Furukawa  Electric
                Co. Ltd. .........   1,650,851      167,861
     100,000  GN Store Nord A/S+ .     541,433      292,442
      13,000  JDS Uniphase Corp.+      109,756       32,110
       1,000  L-3 Communications
                Holdings Inc.+ ...      11,000       44,910
      60,000  Lucent Technologies
                Inc.+ ............     236,522       75,600
      85,000  Motorola Inc. ......   1,374,092      735,250
      28,000  Nokia Corp., ADR ...      67,091      434,000
      45,000  Nortel Networks
                Corp.+ ...........     268,500       72,450
      22,000  Scientific-Atlanta
                Inc. .............     179,954      260,920
         750  Siemens AG, ADR ....      23,625       31,598
     300,000  Time Engineering
                Berhad+ ..........     316,448       49,737
                                  ------------ ------------
                                     6,047,008    4,063,409
                                  ------------ ------------
              COMPUTER SOFTWARE AND SERVICES -- 0.1%
       2,000  America Online Latin
                America Inc.,
                Cl. A+ ...........      11,950          740
       6,000  Covad Communications
                Group Inc.+ ......      11,761        5,640
       3,230  EarthLink Inc.+ ....      45,250       17,603
      20,000  Genuity Inc., Cl. A+       5,000        1,800
       1,000  Geoworks Corp.+ ....       1,375           17
       2,500  Korea Thrunet Co. Ltd.,
                Cl. A+ ...........       5,469        1,125
      18,000  Net2Phone Inc.+ ....      55,561       72,900
      12,000  T-Online International
                AG+ ..............      75,660       66,991
       1,000  Via Net.Works Inc.+        2,625          680
                                  ------------ ------------
                                       214,651      167,496
                                  ------------ ------------
              DIVERSIFIED INDUSTRIAL -- 0.4%
       7,030  Bouygues SA ........     142,943      196,374
      50,000  Hutchison Whampoa
                Ltd. .............     487,171      312,886
                                  ------------ ------------
                                       630,114      509,260
                                  ------------ ------------
              ELECTRONICS -- 0.0%
       1,407  Vishay Intertechnology
                Inc.+ ............      33,108       15,730
                                  ------------ ------------
              ENERGY AND UTILITIES -- 1.2%
       3,000  E.ON AG ............     126,255      121,043
      16,000  Florida Public
                Utilities Co. ....     189,600      237,600
      34,000  SCANA Corp. ........     868,756    1,052,640
       4,500  SJW Corp. ..........     499,803      351,225
                                  ------------ ------------
                                     1,684,414    1,762,508
                                  ------------ ------------
              ENTERTAINMENT -- 3.8%
      15,000  AOL Time Warner
                Inc.+ ............     300,300      196,500
     250,000  Gemstar-TV Guide
                International Inc.+  3,282,900      812,500
     477,000  Liberty Media Corp.,
                Cl. A+ ...........   2,578,001    4,264,380
      40,000  Metromedia International
                Group Inc.+(d) ...     317,806        4,000
       8,000  Vivendi Universal SA,
                ADR ..............     117,299      128,560
                                  ------------ ------------
                                     6,596,306    5,405,940
                                  ------------ ------------

                See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                   MARKET
     SHARES                            COST         VALUE
     ------                            ----        -------
              COMMON STOCKS (CONTINUED)
              EQUIPMENT AND SUPPLIES -- 0.2%
       1,000  Amphenol Corp.,
                Cl. A+ ...........$     16,369 $     38,000
      17,000  ThyssenKrupp AG ....     312,618      189,985
                                  ------------ ------------
                                       328,987      227,985
                                  ------------ ------------
              PUBLISHING -- 0.4%
       3,000  Media General Inc.,
                Cl. A ............     111,908      179,850
       3,000  News Corp. Ltd., ADR      63,150       78,750
      21,280  Seat-Pagine Gialle
                SpA+ .............      35,453       14,492
      18,000  Telegraaf Holdingsmij -
                CVA ..............     372,784      291,636
                                  ------------ ------------
                                       583,295      564,728
                                  ------------ ------------
              SATELLITE -- 3.2%
         500  Asia Satellite Telecommunications
                Holdings Ltd., ADR       9,753        5,695
       1,500  British Sky Broadcasting
                Group plc, ADR+ ..      36,400       60,090
      53,000  EchoStar Communications
                Corp., Cl. A+ ....     405,634    1,179,780
     175,000  General Motors Corp.,
                Cl. H+ ...........   3,820,000    1,872,500
       1,000  Liberty Satellite & Technology
                Inc., Cl. A+ .....      10,500        2,650
     250,000  Loral Space & Communications
                Ltd.+ ............     948,324      107,500
       1,000  Orbital Sciences
                Corp.+ ...........       8,863        4,220
      77,000  PanAmSat Corp.+ ....   2,197,110    1,127,280
      25,000  Pegasus Communications
                Corp.+ ...........     189,380       32,750
       8,000  PT Indosat Tbk, ADR       78,652       86,000
                                  ------------ ------------
                                     7,704,616    4,478,465
                                  ------------ ------------
              TELECOMMUNICATIONS: BROADBAND -- 1.2%
     400,000  Broadwing Inc.+ ....   3,966,015    1,408,000
       3,000  Choice One Communications
                Inc.+ ............       1,050          480
       6,720  Colt Telecom Group plc,
                ADR+ .............      39,630       18,749
       2,000  Davel Communications
                Inc.+ ............       3,250           30
      17,000  Golden Telecom Inc.+     171,518      215,050
       2,000  Jazztel plc, ADR+ ..       6,881        1,112
       1,000  Metromedia Fiber Network Inc.,
                Cl. A+ ...........       4,065           10
      20,000  NorthPoint Communications
                Group Inc.+ ......      11,250           20
      40,000  PCCW Ltd.+ .........      83,559        6,309
      30,000  United Pan-Europe
                Communications NV,
                Cl. A, ADR+ ......      99,475        1,200
                                  ------------ ------------
                                     4,386,693    1,650,960
                                  ------------ ------------
              TELECOMMUNICATIONS: LOCAL -- 23.2%
      90,000  Aliant Inc. ........   1,552,450    1,438,491
       3,000  Allegiance Telecom
                Inc.+ ............      28,500        2,010

                                                   MARKET
     SHARES                            COST         VALUE
     ------                            ----        -------
      57,000  ALLTEL Corp. .......$  2,539,839 $  2,907,000
      15,200  Atlantic Tele-Network
                Inc. .............     129,263      235,600
      15,000  ATX Communications
                Inc.+ ............       7,700        5,850
      78,000  BellSouth Corp. ....   2,089,384    2,017,860
       9,000  Brasil Telecom Participacoes
                SA, ADR ..........     505,242      227,250
         749  Brasil Telecom SA ..           3            2
     225,000  CenturyTel Inc. ....   7,157,917    6,610,500
     290,000  Citizens Communications
                Co.+ .............   2,649,710    3,059,500
     100,000  Commonwealth Telephone
                Enterprises Inc.+    2,640,135    3,584,000
      41,400  Commonwealth Telephone
                Enterprises Inc.,
                Cl. B+ ...........     530,014    1,521,450
      27,960  D&E Communications
                Inc. .............     387,246      233,746
      10,000  E.Spire Communications
                Inc.+ ............      50,000            2
     150,000  First Pacific Co.
                Ltd.+ ............      90,040       13,464
      15,000  First Pacific Co. Ltd.,
                ADR+ .............      54,313        6,732
      22,422  McLeodUSA Inc.+ ....      78,431       18,834
       1,000  RCN Corp.+ .........       8,690          530
     225,000  Rogers Communications Inc.,
                Cl. B, ADR+ ......   2,549,349    2,110,500
     100,000  SBC Communications
                Inc. .............   3,636,937    2,711,000
       5,500  Shenandoah
                Telecommunications
                Co. ..............     138,825      269,060
      25,693  Tele Norte Leste Participacoes
                SA, ADR ..........     368,347      188,844
      50,300  Telecom Argentina Stet France
                Telecom SA, ADR+ .     516,596      113,175
   1,000,000  TelecomAsia Corp. Public
                Co. Ltd.+ ........     687,194      107,193
       6,000  Telefonica de Argentina SA,
                ADR+ .............      40,160       17,460
       6,000  Time Warner Telecom Inc.,
                Cl. A+ ...........       4,800       12,660
     134,000  Verizon Communications
                Inc. .............   5,912,133    5,192,500
                                  ------------ ------------
                                    34,353,218   32,605,213
                                  ------------ ------------
              TELECOMMUNICATIONS: LONG DISTANCE -- 6.5%
      56,000  AT&T Corp. .........   2,421,034    1,462,160
      44,000  BT Group plc, ADR ..   1,809,033    1,378,520
       1,000  Call-Net Enterprises
                Inc.+ ............      11,554          633
      26,000  Embratel Participacoes SA,
                ADR+ .............     505,937       27,820
      75,000  General Communication Inc.,
                Cl. A+ ...........     341,095      503,250
         400  KDDI Corp. .........   1,884,920    1,297,716
     390,000  Qwest Communications
                International Inc.+  4,182,307    1,950,000
     170,000  Sprint Corp. - FON
                Group ............   3,389,225    2,461,600
     120,680  WorldCom Inc. -
                MCI Group ........      29,707       21,722
                                  ------------ ------------
                                    14,574,812    9,103,421
                                  ------------ ------------

                See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                   MARKET
     SHARES                            COST         VALUE
     ------                            ----        -------
              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS: NATIONAL -- 22.9%
         500  Avaya Inc.+ ........$      4,138  $     1,225
     182,000  BCE Inc. ...........   4,541,190    3,277,820
      43,797  Brasil Telecom SA ..         474          145
  16,447,551  Cable & Wireless
                Jamaica Ltd. .....     406,745      396,423
      20,000  Cable & Wireless plc     271,387       14,409
     260,000  Cable & Wireless plc,
                ADR ..............   6,436,493      605,800
      23,000  China Unicom Ltd.,
                ADR+ .............     273,090      159,850
      72,000  Compania de
                Telecomunicaciones de
                Chile SA, ADR ....   1,087,413      690,480
     355,000  Deutsche Telekom AG,
                ADR ..............   4,169,891    4,508,500
     165,000  Elisa Communications Oyj,
                Cl. A+ ...........   2,877,729      990,377
       8,000  France Telecom SA,
                ADR ..............     271,468      142,160
       4,707  Hellenic Telecommunications
                Organization SA ..      76,629       51,863
      10,000  Hellenic Telecommunications
                Organization SA,
                ADR ..............      78,208       53,400
       8,000  Hungarian Telephone &
                Cable Corp.+ .....      54,232       62,960
         155  Japan Telecom Holdings
                Co. Ltd. .........     255,161      480,660
      30,964  KPN NV, ADR+ .......     272,242      198,789
      10,000  KT Corp., ADR ......     183,666      215,500
         500  Magyar Tavkozlesi Rt,
                ADR ..............       9,650        8,900
         237  Nippon Telegraph &
                Telephone Corp. ..   2,324,781      860,765
      19,500  Nippon Telegraph & Telephone
                Corp., ADR .......     668,418      344,370
       2,000  Pakistan Telecommunications
                Co. Ltd., GDR (a)+     155,766       89,110
      75,000  Philippine Long Distance
                Telephone Co., ADR+  1,479,213      377,250
      68,000  Portugal Telecom SGPS SA,
                ADR ..............     277,645      464,440
      18,360  PT Telekomunikasi Indonesia,
                ADR ..............     165,504      155,876
      10,000  Rostelecom, ADR ....      79,578       71,100
     100,000  Singapore Telecommunications
                Ltd. .............     196,150       71,490
     140,000  Swisscom AG, ADR ...   4,071,554    3,991,400
      20,000  TDC A/S, ADR .......     333,831      238,000
      25,000  Telecom Corp. of New Zealand
                Ltd., ADR ........     515,375      478,000
     185,000  Telecom Italia SpA .     431,595    1,403,559
      13,000  Telecom Italia SpA,
                ADR ..............     733,063      987,740
     118,000  Telefonica SA, ADR+    3,385,022    3,135,260
       5,881  Telefonica SA, BDR+      110,874       52,330
      47,000  Telefonos de Mexico SA de
                CV, Cl. L, ADR ...     547,405    1,503,060

                                                   MARKET
     SHARES                            COST         VALUE
     ------                            ----        -------
      46,604  Telekom Austria AG+ $    347,582  $   471,923
     304,000  Telekom Malaysia
                Berhad ...........   1,432,905      632,003
   3,355,677  Telemar Norte Leste
                SA ...............     148,557       42,657
     666,336  TeliaSonera AB .....   2,961,330    2,508,320
       2,400  Telstra Corp.
                Ltd., ADR ........      47,304       29,952
      65,000  TELUS Corp. ........   1,228,289      717,980
     176,000  TELUS Corp.,
                Non-Voting .......   4,253,020    1,799,238
       8,075  Thai Telephone & Telecom,
                GDR+ (a) .........     100,542        1,131
                                  ------------ ------------
                                    47,265,109   32,286,215
                                  ------------ ------------
              WIRELESS COMMUNICATIONS -- 26.4%
      38,000  ABC Communications
                Holdings Ltd. ....      19,234        1,150
       2,000  AirGate PCS Inc.+ ..      60,375        1,240
     100,000  America Movil SA de CV,
                Cl. L, ADR .......   1,445,440    1,436,000
     290,000  AT&T Wireless  Services
                Inc.+ ............   6,687,164    1,638,500
      80,000  Celcom Malaysia
                Berhad+ ..........     207,445       51,369
         501  Celular CRT Participacoes
                SA ...............         206           43
      45,000  Centennial Communications
                Corp.+ ...........     733,246      117,450
      23,000  China Mobile (Hong Kong)
                Ltd., ADR+ .......     475,446      277,840
      70,000  CP Pokphand Co. Ltd.,
                ADR+ .............     276,725       79,667
      80,000  Dobson Communications
                Corp., Cl. A+ ....     567,538      176,800
      10,000  Easycall International
                Ltd.+ ............       9,532          298
     240,000  Europolitan Vodafone
                AB+ ..............     220,306    1,129,304
      36,000  Grupo Iusacell SA de CV,
                ADR+ .............     240,461       20,520
      26,000  Himachal Futuristic
                (a)(d) ...........     141,200       91,107
      60,000  Leap Wireless International
                Inc.+ ............     285,605        9,000
     180,000  Microcell Telecommunications
                Inc., Cl. B+ .....     826,679       11,700
     450,000  mm02 plc+ ..........     496,733      320,575
      85,000  mm02 plc, ADR+ .....     885,925      607,750
     400,000  Nextel Communications Inc.,
                Cl. A+ ...........   6,616,035    4,620,000
     122,000  Nextel Partners Inc.,
                Cl. A+ ...........   1,770,187      740,540
       1,400  NTT DoCoMo Inc. ....   4,021,583    2,583,634
      23,000  Orange SA+ .........     199,064      159,050
      10,000  PNV Inc.+ ..........      16,719           20
      75,000  Price Communications
                Corp.+ ...........   1,165,749    1,037,250
     265,000  Rogers Wireless
                Communications Inc.,
                Cl. B+ ...........   3,902,189    2,332,000
      45,000  Rural Cellular Corp.,
                Cl. A+ ...........     601,564       38,250
      90,000  SK Telecom Co. Ltd.,
                ADR ..............   1,068,189    1,921,500
     175,000  Sprint Corp. - PCS
                Group+ ...........   3,620,760      766,500

                See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                   MARKET
     SHARES                            COST         VALUE
     ------                            ----        -------
              COMMON STOCKS (CONTINUED)
              WIRELESS COMMUNICATIONS (CONTINUED)
       2,300  Tele Celular Sul Participacoes
                SA, ADR ..........$     37,449 $     18,078
       7,666  Tele Centro Oeste Celular
                Participacoes SA,
                ADR ..............      22,224       30,664
         460  Tele Leste Celular
                Participacoes SA,
                ADR ..............      12,153        2,898
       1,150  Tele Nordeste Celular
                Participacoes SA,
                ADR ..............      16,568       17,595
         460  Tele Norte Celular
                Participacoes SA,
                ADR+ .............       7,079        2,139
   1,000,000  Telecom Italia Mobile
                SpA ..............   4,078,472    4,564,677
       1,150  Telemig Celular Participacoes
                SA, ADR ..........      30,497       19,435
     135,000  Telephone & Data Systems
                Inc. .............   7,570,514    6,347,700
   5,272,417  Telesp Celular
                Participacoes SA+        2,665        5,675
       9,200  Telesp Celular Participacoes
                SA, ADR+ .........     284,292       28,060
      20,000  Total Access Communications
                plc+ .............     126,250       11,100
       6,000  Triton PCS Holdings Inc.,
                Cl. A+ ...........      20,520       23,580
      75,000  United States Cellular
                Corp.+ ...........   4,313,939    1,876,500
      30,000  Vimpel-Communications,
                ADR+ .............     632,936      960,300
      50,000  Vodafone Group plc,
                ADR ..............     769,376      906,000
     134,000  Vodafone Libertel
                NV+ ..............   1,832,638    1,431,441
       5,000  Vodafone Telecel-Comunicacoes
                Pessoais SA ......      67,584       38,826
     130,000  Western Wireless Corp.,
                Cl. A+ ...........     718,025      689,000
                                  ------------ ------------
                                    57,104,480   37,142,725
                                  ------------ ------------
              TOTAL COMMON
                STOCKS ........... 193,748,667  139,327,042
                                  ------------ ------------
              PREFERRED STOCKS -- 1.0%
              PUBLISHING -- 0.1%
       8,000  News Corp. Ltd.,
                Pfd., ADR ........     255,200      181,200
                                  ------------ ------------
              TELECOMMUNICATIONS: LOCAL -- 0.7%
      21,000  Citizens Communications Co.,
                5.000% Cv. Pfd. ..   1,139,783      997,500
                                  ------------ ------------
              TELECOMMUNICATIONS: NATIONAL -- 0.2%
       9,000  Philippine Long Distance
                Telephone Co.,
                $3.50 Cv. Pfd.,
                Ser. III .........     418,475      183,600
                                  ------------ ------------

                                                   MARKET
     SHARES                            COST         VALUE
     ------                            ----        -------
              WIRELESS COMMUNICATIONS -- 0.0%
  19,593,149  Tele Sudeste Celular
                Participacoes SA,
                Pfd. .............$    118,824  $    37,083
     197,928  Telesp Celular Participacoes
                SA, Pfd.+ ........      40,512          238
                                  ------------ ------------
                                       159,336       37,321
                                  ------------ ------------
              TOTAL PREFERRED
                STOCKS ...........   1,972,794    1,399,621
                                  ------------ ------------
              RIGHTS -- 0.0%
              TELECOMMUNICATIONS: LOCAL -- 0.0%
     315,789  TelecomAsia Corp. plc
                Rights+ ..........           0            0
                                  ------------ ------------
   PRINCIPAL
    AMOUNT
   --------
              CORPORATE BONDS -- 0.7%
              TELECOMMUNICATIONS: NATIONAL -- 0.7%
 $1,000,000   Telekom Malaysia Berhad,
                4.000%,
                10/03/04 (a) .....   1,000,023    1,003,750
  1,000,000   Winstar Communications Inc.,
                12.500%,
                04/15/08+ (c) ....      21,148          100
                                  ------------ ------------
              TOTAL CORPORATE
                BONDS ............   1,021,171    1,003,850
                                  ------------ ------------
    SHARES
    ------
              WARRANTS -- 0.0%
              SATELLITE -- 0.0%
       1,524  Orbital Sciences Corp.
                Warrants Expire
                08/31/04+ ........           0        2,255
                                  ------------ ------------
              WIRELESS COMMUNICATIONS -- 0.0%
          78  Motient Corp.
                Warrants Expire
                05/01/04+ ........       2,250           16
                                  ------------ ------------
              TOTAL WARRANTS .....       2,250        2,271
                                  ------------ ------------
              TOTAL
                INVESTMENTS --
                100.7% ...........$196,744,882  141,732,784
                                  ============
              OTHER ASSETS AND LIABILITIES
                (NET) -- (0.7)% ...............  (1,043,986)
                                               ------------
              NET ASSETS -- 100.0% ............$140,688,798
                                               ============
----------------
              For Federal tax purposes:
              Aggregate cost ..................$204,884,522
                                               ============
              Gross unrealized appreciation ...$ 14,543,738
              Gross unrealized depreciation ... (77,695,476)
                                               ------------
              Net unrealized appreciation/
                (depreciation) ................$(63,151,738)
                                               ============
----------------

                See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------
   PRINCIPAL                            SETTLEMENT   MARKET
    AMOUNT                                 DATE       VALUE
   --------                                ----      -------
FORWARD FOREIGN EXCHANGE CONTRACTS -- 0.0%
 $6,620,000(b)  Deliver Hong Kong Dollars
                in exchange for
                USD 847,915 ............ 08/01/03      $422
                                                       ====
----------------

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the market value of Rule 144A securities amounted to $1,185,098 or 0.8% of total net assets.

(b) Principal amount denoted in Hong Kong Dollars.

(c) Security is in default.

(d) Security fair valued under procedures established by the Board of Directors.

+   Non-income producing security.

USD - U.S. Dollars.
ADR - American Depository Receipt.
BDR - Brazilian Depository Receipt.
GDR - Global Depository Receipt.

                                         % OF
                                        MARKET      MARKET
GEOGRAPHIC DIVERSIFICATION               VALUE       VALUE
--------------------------              ------      ------
North America .........................  64.6% $ 91,579,358
Europe ................................  23.5%   33,277,741
Asia/Pacific Rim ......................   4.4%    6,290,186
Japan .................................   4.1%    5,735,006
Latin America .........................   3.4%    4,850,493
                                        -----  ------------
                                        100.0% $141,732,784
                                        =====  ============

                See accompanying notes to financial statements.

                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost $196,744,882) ............   $ 141,732,784
  Foreign currency, at value (Cost $169,423) ...........         173,993
  Receivable for investments sold ......................         198,979
  Receivable for Fund shares sold ......................       1,469,822
  Dividends, reclaims and interest receivable ..........         222,388
  Net unrealized appreciation on forward
    foreign exchange contracts .........................             422
                                                           -------------
  TOTAL ASSETS .........................................     143,798,388
                                                           -------------
LIABILITIES:
  Payable for Fund shares redeemed .....................         400,391
  Payable for investment advisory fees .................         125,262
  Payable for distribution fees ........................          31,861
  Payable to custodian .................................       2,347,532
  Other accrued expenses ...............................         204,544
                                                           -------------
  TOTAL LIABILITIES ....................................       3,109,590
                                                           -------------
  NET ASSETS applicable to 14,307,246
    shares outstanding .................................   $ 140,688,798
                                                           =============
NET ASSETS CONSIST OF:
  Capital stock, at par value ..........................   $      14,307
  Additional paid-in capital ...........................     247,059,966
  Accumulated net realized loss on investments
    and foreign currency transactions ..................     (51,378,766)
  Net unrealized depreciation on investments
    and foreign currency transactions ..................     (55,006,709)
                                                           -------------
  TOTAL NET ASSETS .....................................   $ 140,688,798
                                                           =============
SHARES OF CAPITAL STOCK:
  CLASS AAA:
  Shares of capital stock outstanding
    ($0.001 par value) .................................      14,180,240
                                                           =============
  Net Asset Value, offering and redemption
    price per share ....................................          $ 9.83
                                                                  ======
  CLASS A:
  Shares of capital stock outstanding
    ($0.001 par value) .................................          37,838
                                                                  ======
  Net Asset Value and redemption
    price per share ....................................          $ 9.83
                                                                  ======
  Maximum offering price per share
    (NAV/0.9425, based on maximum
    sales charge of 5.75% of the
    offering price at December 31, 2002) ...............          $10.43
                                                                  ======
  CLASS B:
  Shares of capital stock outstanding
    ($0.001 par value) .................................          63,100
                                                                  ======
  Net Asset Value and offering
        price per share ................................          $ 9.67(a)
                                                                  ======
  CLASS C:
  Shares of capital stock outstanding
    ($0.001 par value) .................................          26,068
                                                                  ======
  Net Asset Value and offering
       price per share .................................          $ 9.66(a)
                                                                  ======

---------------------
(a) Redemption price varies based on length of time held.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $220,954)   $  2,684,436
  Interest ...................................         18,000
                                                 ------------
  TOTAL INVESTMENT INCOME ....................      2,702,436
                                                 ------------
 EXPENSES:
  Investment advisory fees ...................      1,678,086
  Distribution fees ..........................        425,427
  Shareholder services fees ..................        322,045
  Shareholder communications expenses ........         91,824
  Custodian fees .............................         67,848
  Registration fees ..........................         58,055
  Legal and audit fees .......................         50,583
  Interest expense ...........................         38,476
  Directors' fees ............................         11,159
  Miscellaneous expenses .....................         51,508
                                                 ------------
  TOTAL EXPENSES .............................      2,795,011
                                                 ------------
  NET INVESTMENT LOSS ........................        (92,575)
                                                 ------------
NET REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
  Net realized loss on investments and
    foreign currency transactions ............    (32,437,526)
  Net change in unrealized depreciation on
    investments and foreign currency
    transactions .............................    (41,026,848)
                                                 ------------
  NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS AND FOREIGN CURRENCY
    TRANSACTIONS .............................    (73,464,374)
                                                 ------------
  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ..........................   $(73,556,949)
                                                 ============

                See accompanying notes to financial statements.

                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        YEAR ENDED         YEAR ENDED
                                                                     DECEMBER 31, 2002  DECEMBER 31, 2001
                                                                     -----------------  -----------------
OPERATIONS:
  Net investment loss ..............................................   $     (92,575)     $  (1,262,781)
  Net realized loss on investments and foreign currency transactions     (32,437,526)       (17,744,064)
  Net change in unrealized depreciation on investments and
    foreign currency transactions ..................................     (41,026,848)       (49,351,834)
                                                                       -------------      -------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .............     (73,556,949)       (68,358,679)
                                                                       -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized gain on investments
    Class AAA ......................................................              --           (255,448)
    Class A ........................................................              --               (203)
    Class B ........................................................              --               (693)
    Class C ........................................................              --               (216)
                                                                       -------------      -------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..............................              --           (256,560)
                                                                       -------------      -------------
CAPITAL SHARE TRANSACTIONS:
    Class AAA ......................................................     (21,313,637)       (27,045,072)
    Class A ........................................................         263,346            217,178
    Class B ........................................................         221,596            597,920
    Class C ........................................................         130,983            169,540
                                                                       -------------      -------------
  Net decrease in net assets from capital share transactions .......     (20,697,712)       (26,060,434)
                                                                       -------------      -------------
  NET DECREASE IN NET ASSETS .......................................     (94,254,661)       (94,675,673)
NET ASSETS:
  Beginning of period ..............................................     234,943,459        329,619,132
                                                                       -------------      -------------
  End of period ....................................................   $ 140,688,798      $ 234,943,459
                                                                       =============      =============

                See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. ORGANIZATION. The Gabelli Global Telecommunications Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on November 1, 1993.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if, after the close, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2002 there were no repurchase agreements.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At December 31, 2002, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SECURITIES SOLD SHORT. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and long term capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 2002, reclassifications were made to decrease accumulated net investment loss for $92,575 and to decrease accumulated net realized loss on investments and foreign currency transactions for $11,621, with an offsetting adjustment to additional paid-in capital.

The tax characters of distributions paid during the Fiscal year ended December 31, 2002 and December 31, 2001 were as follows:

                                          YEAR ENDED           YEAR ENDED
                                       DECEMBER 31, 2002    DECEMBER 31, 2001
                                       -----------------    -----------------
      DISTRIBUTIONS PAID FROM:
      Ordinary income
         (inclusive of short
         term capital gains) ............. $    --             $256,560
                                           -------             --------
      Total distributions paid ........... $    --             $256,560
                                           =======             ========

EXPENSES. Certain administrative expenses are common to, and allocated among, the Portfolios and then, among the Classes of Shares. Such allocations are made on the basis of each Portfolio's and Class' average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
As of December 31, 2002, the components of accumulated earnings/(losses) on a tax basis were as follows:

                  Accumulated capital loss carryforward ..... $ (43,239,126)
                  Net unrealized depreciation ...............   (63,151,738)
                  Other .....................................         5,389
                                                              -------------
                  Total accumulated loss .................... $(106,385,475)
                                                              =============

Other is primarily due to unrealized foreign exchange appreciation/depreciation from foreign receivable and payables.

The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 2002 of $43,239,126. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders. 12,970,427 of the loss carryforward is available through 2009; and 30,268,699 is available through 2010.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") for each class of shares pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2002, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $416,717 and $836 for Class AAA and Class A, respectively, or 0.25% of average daily net assets, the annual limitation under each Plan. Class B and Class C incurred distribution costs of $6,505 and $1,369, respectively, or 1.00% of average daily net assets, the annual limitation under each Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 2002, other than short term securities, aggregated $13,236,255 and $31,215,903, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 2002, the Fund paid brokerage commissions of $104,005 to Gabelli & Company, Inc. and its affiliates. During the year ended December 31, 2002, Gabelli & Company, Inc. informed the Fund that it received $5,399 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund's net asset value per share is a Fund expense pursuant to the Investment Advisory Agreement between the Fund and the Adviser. During fiscal 2002, the Fund reimbursed the Adviser $34,800 in connection with the cost of computing the Fund's net asset value, as included in miscellaneous expenses on the statement of operations.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. The balance outstanding at December 31, 2002 was $2,348,000.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
The average daily amount of borrowings within the year ended December 31, 2002 was $1,435,140 with a related weighted average interest rate of 2.49%. The maximum amount borrowed at any time during the year ended December 31, 2002 was $10,088,000.

8. CAPITAL STOCK TRANSACTIONS. The Fund offers four classes of shares -- Class AAA Shares, Class A Shares, Class B Shares, and Class C Shares. Class AAA Shares are offered through selected broker/dealers and are no-load. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (CDSC) upon redemption within six years of purchase. The applicable CDSC is equal to a declining percentage of the lesser of the net asset value per share at the date of original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1% CDSC for two years after purchase.

Transactions in shares of capital stock were as follows:

                                          YEAR ENDED                       YEAR ENDED
                                       DECEMBER 31, 2002                DECEMBER 31, 2001
                               ------------------------------    ---------------- -------------
                                   SHARES           AMOUNT           SHARES          AMOUNT
                               -------------    -------------    -------------    -------------
                                          CLASS AAA                        CLASS AAA
                               ------------------------------    ------------------------------
Shares sold ................       7,007,076    $  74,923,971        5,514,453    $  92,950,018
Shares issued upon
   reinvestment of dividends              --               --           17,330          245,349
Shares redeemed ............      (9,581,271)     (96,237,608)      (7,465,432)    (120,240,439)
                               -------------    -------------    -------------    -------------
    Net decrease ...........      (2,574,195)   $ (21,313,637)      (1,993,649)   $ (27,045,072)
                               =============    =============    =============    =============

                                          CLASS A                          CLASS A
                               ------------------------------    ------------------------------
Shares sold ................          27,684    $     317,194           15,978    $     236,034
Shares issued upon
   reinvestment of dividends              --               --               14              199
Shares redeemed ............          (5,523)         (53,848)          (1,243)         (19,055)
                               -------------    -------------    -------------    -------------
    Net increase ...........          22,161    $     263,346           14,749    $     217,178
                               =============    =============    =============    =============

                                          CLASS B                          CLASS B
                               ------------------------------    ------------------------------
Shares sold ................          28,546    $     337,501           41,034    $     629,298
Shares issued upon
   reinvestment of dividends              --               --               45              615
Shares redeemed ............         (11,776)        (115,905)          (2,026)         (31,993)
                               -------------    -------------    -------------    -------------
    Net increase ...........          16,770    $     221,596           39,053    $     597,920
                               =============    =============    =============    =============

                                          CLASS C                          CLASS C
                               ------------------------------    ------------------------------
Shares sold ................          21,086    $     212,000           10,937    $     171,140
Shares issued upon
  reinvestment of dividends               --               --               15              216
Shares redeemed ............          (9,260)         (81,017)            (133)          (1,816)
                               -------------    -------------    -------------    -------------
    Net increase ...........          11,826    $     130,983           10,819    $     169,540
                               =============    =============    =============    =============

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout each period:

                                         INCOME
                                FROM INVESTMENT OPERATIONS                        DISTRIBUTIONS
                         -------------------------------------------  --------------------------------------
                                            Net
              Net Asset                 Realized and         Total                   Net                        Net Asset
  Period        Value,        Net        Unrealized          from         Net      Realized                      Value,
   Ended      Beginning   Investment    Gain (Loss) on    Investment  Investment    Gain on       Total          End of     Total
December 31,  of Period  Income (Loss)   Investments      Operations    Income    Investments  Distributions     Period    Return+
------------  ---------  -------------  --------------    ----------  ----------  -----------  -------------    ---------  -------
CLASS AAA
  2002         $13.96       $(0.01)         $(4.12)         $(4.13)      --          --            --            $ 9.83     (29.6)%
  2001          17.63        (0.07)          (3.58)          (3.65)      --         $(0.02)       $(0.02)         13.96     (20.7)
  2000          26.95         0.59           (7.13)          (6.54)     $(0.63)      (2.15)        (2.78)         17.63     (24.1)
  1999          16.62         0.05           13.22           13.27       (0.05)      (2.89)        (2.94)         26.95      80.3
  1998          13.32         0.01            4.60            4.61       (0.01)      (1.30)        (1.31)         16.62      34.8
CLASS A
  2002          13.95        (0.00)(b)       (4.12)          (4.12)      --          --            --              9.83     (29.5)
  2001          17.61        (0.06)          (3.58)          (3.64)      --          (0.02)        (0.02)         13.95     (20.7)
  2000(a)       28.51         0.60           (8.70)          (8.10)      (0.65)      (2.15)        (2.80)         17.61     (28.2)
CLASS B
  2002          13.83        (0.08)          (4.08)          (4.16)      --          --            --              9.67     (30.1)
  2001          17.59        (0.17)          (3.57)          (3.74)      --          (0.02)        (0.02)         13.83     (21.3)
  2000(a)       28.51         0.44           (8.61)          (8.17)      (0.60)      (2.15)        (2.75)         17.59     (28.5)
CLASS C
  2002          13.82        (0.08)          (4.08)          (4.16)      --          --            --              9.66     (30.1)
  2001          17.58        (0.17)          (3.57)          (3.74)      --          (0.02)        (0.02)         13.82     (21.3)
  2000(a)       28.51         0.45           (8.62)          (8.17)      (0.61)      (2.15)        (2.76)         17.58     (28.5)

                 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
             -------------------------------------------------------
                               Net
             Net Assets     Investment        Operating
  Period       End of    Income (Loss) to    Expenses to   Portfolio
   Ended       Period      Average Net       Average Net   Turnover
December 31, (in 000's)       Assets           Assets(c)     Rate
------------ ----------   ----------------   -----------   ---------
CLASS AAA
  2002        $139,455        (0.05)%            1.66%         8%
  2001         233,887        (0.45)             1.52         15
  2000         329,415         2.36              1.46         49
  1999         460,483         0.28              1.48         60
  1998         170,483         0.08              1.60         20
CLASS A
  2002             372        (0.05)             1.66          8
  2001             219        (0.45)             1.52         15
  2000(a)           16         2.36(d)           1.46(d)      49
CLASS B
  2002             610        (0.80)             2.41          8
  2001             640        (1.20)             2.27         15
  2000(a)          128         1.61(d)           2.21(d)      49
CLASS C
  2002             252        (0.80)             2.41          8
  2001             196        (1.20)             2.27         15
  2000(a)           60         1.61(d)           2.21(d)      49

---------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.

(a) From  commencement of offering on March 1, 2000.

(b) Amount represents less than $0.005 per share.

(c) The Fund incurred interest expense during the year ended December 31, 2002. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.64%, 1.64%, 2.39% and 2.39% for Class AAA, Class A, Class B, and Class C, respectively.

(d) Annualized.

                See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
REPORT OF GRANT THORNTON LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
Shareholders and Board of Directors of
The Gabelli Global Telecommunications Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli Global Telecommunications Fund (one of the series constituting Gabelli Global Series Funds, Inc.) as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Global Telecommunications Fund of Gabelli Global Series Funds, Inc. at December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                          /S/ GRANT THORNTON LLP

New York, New York
January 31, 2003

--------------------------------------------------------------------------------

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
ADDITIONAL FUND INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below. The Fund's Statement of Additional Information includes additional information about Gabelli Global Series Funds, Inc. Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to Gabelli Global Series Funds, Inc. at One Corporate Center, Rye, NY 10580.

                         TERM OF        NUMBER OF
                       OFFICE AND     FUNDS IN FUND
NAME, POSITION(S)       LENGTH OF        COMPLEX
    ADDRESS 1             TIME         OVERSEEN BY       PRINCIPAL OCCUPATION(S)                     OTHER DIRECTORSHIPS
    AND AGE             SERVED 2        DIRECTOR         DURING PAST FIVE YEARS                       HELD BY DIRECTOR
-----------------      ----------     -------------      ----------------------                      -------------------
INTERESTED DIRECTORS 3:
----------------------
MARIO J. GABELLI       Since 1993          22        Chairman of the Board and Chief               Director of Morgan Group
Director, President and                              Executive Officer of Gabelli Asset            Holdings, Inc. (holding
Chief Investment Officer                             Management Inc. and Chief Investment          company); Vice Chairman of
Age: 60                                              Officer of Gabelli Funds, LLC and             Lynch Corporation
                                                     GAMCO Investors, Inc.; Chairman               (diversified manufacturing)
                                                     and Chief Executive Officer of Lynch
                                                     Interactive Corporation (multimedia
                                                     and services)

JOHN D. GABELLI        Since 1993           9        Senior Vice President of Gabelli &                       --
Director                                             Company, Inc. Director of Gabelli
Age: 58                                              Advisers, Inc.

KARL OTTO POHL         Since 1993          31        Member of the Shareholder Committee of         Director of Gabelli Asset
Director                                             Sal Oppenheim Jr. & Cie (private investment    Management Inc. (investment
Age: 73                                              bank); Former President of the Deutsche        management); Chairman,
                                                     Bundesbank and Chairman of its Central Bank    Incentive Capital and
                                                     Council (1980-1991)                            Incentive Asset Manage-
                                                                                                    ment (Zurich); Director at
                                                                                                    Sal Oppenheim Jr. & Cie,
                                                                                                    Zurich

NON-INTERESTED DIRECTORS:
------------------------
E. VAL CERUTTI         Since 2001           7        Chief Executive Officer of Cerutti             Director of Lynch
Director                                             Consultants, Inc.; Adviser, Iona College       Corporation
Age: 63                                              School of Business

ANTHONY J. COLAVITA    Since 1993          33        President and Attorney at Law in the law firm            --
Director                                             of Anthony J. Colavita, P.C.
Age: 67

ARTHUR V. FERRARA      Since 2001           9        Formerly, Chairman of the Board and Chief      Director of The Guardian
Director                                             Executive Officer of The Guardian Life         Life Insurance Company of
Age: 72                                              Insurance Company of America from              America; Director of The
                                                     January 1993 to December 1995; President,      Guardian Insurance &
                                                     Chief Executive Officer and a Director prior   Annuity Company, Inc.,
                                                     thereto                                        Guardian Investor Services
                                                                                                    Corporation, and 5 mutual
                                                                                                    funds within the Guardian
                                                                                                    Fund Complex

WERNER J. ROEDER, MD   Since 1993          26        Vice President/Medical Affairs of Lawrence               --
Director                                             Hospital Center and practicing private physician
Age:  62

ANTHONIE C. VAN EKRIS  Since 1993          17        Managing Director of BALMAC International, Inc.          --
Director
Age: 68

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
ADDITIONAL FUND INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                         TERM OF        NUMBER OF
                       OFFICE AND     FUNDS IN FUND
NAME, POSITION(S)       LENGTH OF        COMPLEX
    ADDRESS 1             TIME         OVERSEEN BY       PRINCIPAL OCCUPATION(S)                     OTHER DIRECTORSHIPS
    AND AGE             SERVED 2        DIRECTOR         DURING PAST FIVE YEARS                       HELD BY DIRECTOR
-----------------      ----------     -------------      ----------------------                      -------------------
OFFICERS:
--------
BRUCE N. ALPERT        Since 1993          --        Executive Vice President and Chief Operating             --
Vice President and Treasurer                         Officer of Gabelli Funds, LLC since 1988 and
Age: 51                                              an officer of all mutual funds advised by Gabelli
                                                     Funds, LLC and its affiliates.  Director and
                                                     President of Gabelli Advisers, Inc.

JAMES E. MCKEE         Since 1995          --        Vice President, General Counsel and Secretary            --
Secretary                                            of Gabelli Asset Management Inc. since 1999
Age: 39                                              and GAMCO Investors, Inc. since 1993;
                                                     Secretary of all mutual funds advised by
                                                     Gabelli Advisers, Inc. and Gabelli Funds, LLC

1 Address: One Corporate Center, Rye, NY 10580, unless otherwise noted.

2 Each Director  will hold office for an  indefinite  term until the earliest of
  (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's By-Laws and Articles of Incorporation.

3 "Interested person" of the Company as defined in the Investment Company Act of 1940. Messrs. M. Gabelli, J. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Company's investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

                             GABELLI FAMILY OF FUNDS

VALUE ________________________________________
GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value.
(CLASS AAA-NO-LOAD)                       PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of well-seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                   PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE ______________________________
GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE ____________________________
GABELLI SMALL CAP FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $1 billion) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation.
(CLASS AAA-NO-LOAD)                     PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WOODLAND SMALL CAP VALUE FUND
Seeks to invest primarily in the common stocks of smaller companies (market capitalizations less than $1.5 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company's value. The Fund's primary objective is capital appreciation.
(MULTICLASS)                          PORTFOLIO MANAGER: ELIZABETH M. LILLY, CFA

GROWTH ______________________________________
GABELLI GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (MULTICLASS)                   PORTFOLIO MANAGER:  CAESAR BRYAN

AGGRESSIVE GROWTH _________________________
GABELLI GLOBAL GROWTH FUND
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary
objective is capital appreciation. (MULTICLASS)                     TEAM MANAGED

MICRO-CAP ___________________________________
GABELLI WESTWOOD MIGHTY MITES(SM) FUND
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

EQUITY INCOME _______________________________
GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above market average yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income.
(MULTICLASS)                            CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE,
                                                               MARK FREEMAN, CFA

GABELLI WESTWOOD REALTY FUND
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital
appreciation. (MULTICLASS)                     PORTFOLIO MANAGER: SUSAN M. BYRNE

SPECIALTY EQUITY ____________________________
GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital
appreciation. (MULTICLASS)                                          TEAM MANAGED

GABELLI GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SECTOR ______________________________________
GABELLI GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's
primary objective is capital appreciation. (MULTICLASS)             TEAM MANAGED

GABELLI GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI UTILITIES FUND
Seeks to provide a high level of total return  through a combination  of capital
appreciation and current income. (CLASS AAA-NO-LOAD)                TEAM MANAGED

MERGER AND ARBITRAGE _____________________
GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss.
(NO-LOAD)                              PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

CONTRARIAN _________________________________
GABELLI MATHERS FUND
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)                               PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

SMALL CAP GROWTH __________________________
GABELLI WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1.5 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)

                           CO-PORTFOLIO MANAGERS: CHRISTOPHER J. MACDONALD, CFA,
                                                  THOMAS W. COLER, CPA, CFA

FIXED INCOME ________________________________
GABELLI WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(MULTICLASS)                                PORTFOLIO MANAGER: MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET __________
GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity.
                                   (NO-LOAD) PORTFOLIO MANAGER: JUDITH A. RANERI

THE TREASURER'S FUND
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury securities and repurchase agreements. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments.
                                   (NO-LOAD) PORTFOLIO MANAGER: JUDITH A. RANERI

THE GLOBAL FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS.

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

            TO RECEIVE A PROSPECTUS, CALL 800-GABELLI (422-3554). THE
            PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND,
           INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY
                        BEFORE YOU INVEST OR SEND MONEY.

                        Gabelli Global Series Funds, Inc.
                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   Net Asset Value available daily by calling
                           800-GABELLI after 6:00 P.M.

                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA                             John D. Gabelli
CHAIRMAN AND CHIEF                                SENIOR VICE PRESIDENT
INVESTMENT OFFICER                                GABELLI & COMPANY, INC.
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                                    Karl Otto Pohl
CHIEF EXECUTIVE OFFICER                           FORMER PRESIDENT
CERUTTI CONSULTANTS, INC.                         DEUTSCHE BUNDESBANK

Anthony J. Colavita                               Werner J. Roeder, MD
ATTORNEY-AT-LAW                                   VICE PRESIDENT/MEDICAL AFFAIRS
ANTHONY J. COLAVITA, P.C.                         LAWRENCE HOSPITAL CENTER

Arthur V. Ferrara                                 Anthonie C. van Ekris
FORMER CHAIRMAN AND                               MANAGING DIRECTOR
CHIEF EXECUTIVE OFFICER                           BALMAC INTERNATIONAL, INC.
GUARDIAN LIFE INSURANCE COMPANY
OF AMERICA

                                    OFFICERS

Mario J. Gabelli, CFA                             James E. McKee
PRESIDENT AND CHIEF                               SECRETARY
INVESTMENT OFFICER

Bruce N. Alpert
VICE PRESIDENT AND TREASURER

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

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This report is submitted for the general  information of the shareholders of The
Gabelli Global Telecommunications Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB401Q402SR

[GRAPHIC OMITTED]
PICTURE OF MARIO GABELLI

THE
GABELLI
GLOBAL
TELECOMMUNICATIONS
FUND

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2002